                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):       Commission File Number:
JULY 30, 1997                                                           1-12358



                           COLONIAL PROPERTIES TRUST
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          ALABAMA                                            59-7007599
----------------------------                           ----------------------
(State or other jurisdiction                                (IRS Employer
       of incorporation)                               Identification Number)



      2101 SIXTH AVENUE NORTH
            SUITE 750
       BIRMINGHAM, ALABAMA                                   35202
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)



              Registrant's telephone number, including area code:
                                (205) 250-8700


                                NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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                           COLONIAL PROPERTIES TRUST

ITEM 5 -  OTHER EVENTS

Attached as Exhibits to this form are the documents listed below:

Exhibit              Document
-------              --------

   1 Underwriting Agreement dated July 24, 1997, by and among Colonial Properties Trust, Colonial Realty Limited Partnership and Morgan Stanley & Co. Incorporated

  5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Shares

  5.2                Opinion of Sirote & Permutt, P.C., regarding Alabama law

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COLONIAL PROPERTIES TRUST


Date:  July 30, 1997                        By: /s/ DOUGLAS B. NUNNELLEY
                                               -------------------------
                                               Douglas B. Nunnelley,
                                               Senior Vice President and
                                               Secretary

                                      -3-
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                                 EXHIBIT INDEX
                                 -------------


Exhibit          Description
-------          -----------

   1 Underwriting Agreement dated July 24, 1997 by and among Colonial Properties Trust, Colonial
                 Realty Limited Partnership and Morgan Stanley
                 & Co. Incorporated

  5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Shares

  5.2            Opinion of Sirote & Permutte, P.C. as to
                 Alabama law